FS Energy & Power Fund **Fact Sheet**

AS OF JUNE 30, 2013 (unless otherwise noted)

FS ENERGY & POWER FUND
A Business Development Company

FS ENERGY & POWER FUND (FSEP) is a business development company (BDC) designed to provide a combination of income and growth. The fund primarily invests in the debt of private U.S. energy and power companies. The Fund opened to new investors in July 2011 and has approximately $1.6 billion in assets under management.

Performance highlights

CURRENT ANNUALIZED DISTRIBUTION RATE[1] (AS OF 9/11/2013)	CUMULATIVE CASH DISTRIBUTIONS PER SHARE[2]:
6.10%	**$1.24**

CUMULATIVE SHARE DISTRIBUTION % PER SHARE[2]
1.00%

AVERAGE ANNUAL RETURNS[3]

Year-to-date	1 year	3 year	5 year	Since inception (7/18/2011)
6.4%	14.5%	N/A	N/A	11.6%

Past performance is no guarantee of future results.

Portfolio composition[4]

The table below shows FSEP's portfolio composition by asset type. These percentages may change over time depending on market conditions.

ASSET TYPE	% OF PORTFOLIO
Senior Secured Loans (First Lien and Second Lien)	56%
Senior Secured Bonds	6%
Subordinated Debt	35%
Equity/Other	3%

FLOATING RATE ASSETS	% OF PORTFOLIO
	56%

NON-BROADLY SYNDICATED INVESTMENTS[9]	% OF PORTFOLIO
	49%

Sub-sector weightings[4]



15%
12%
40%
33%

Upstream	40%	Exploration, production
Midstream	15%	Pipelines, shipping, storage, gas processing
Downstream	0%	Oil refining, retail, gasoline marketing
Power	12%	Power generation, alternative energy production, power transmission and distribution
Service & Equipment	33%	Services for oil/gas exploration, support for power industry

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. A copy of the prospectus is available free of charge by contacting FS Energy & Power Fund at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting FSEP's website at www.fsenergyandpowerfund.com. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with this offering. No offering is made except by a prospectus filed with the Securities Exchange Commission (SEC) and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulators have approved or disapproved of these securities or determined if the Fund's prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Portfolio investment objective

Generate current income and long-term capital appreciation.

Investment strategy

FSEP invests primarily in private U.S. energy and power companies. The Fund seeks to invest in a portfolio of companies with:

- Deeply-rooted asset value
- Defensible market positions
- Proven management teams
- Commodity price management
- Viable exit strategy

Key facts

INCEPTION DATE
July 18, 2011

REGISTERED SHARES[5]
300 million

TOTAL CAPITAL RAISED[6]
(AS OF 8/13/2013)
$1.3 billion

TOTAL ASSETS UNDER MANAGEMENT
$1.6 billion

PUBLIC OFFERING PRICE[7]
(AS OF 9/11/2013)
$10.75

NUMBER OF PORTFOLIO COMPANIES
88

MINIMUM INITIAL INVESTMENT
$5,000

DISTRIBUTION REINVESTMENT PRICE
90% of the public offering price

LIQUIDITY[8]
Quarterly tender offers

DISTRIBUTION FREQUENCY[2]
Monthly

TAX REPORTING
Form 1099

Investment Managers

ADVISER
FS Investment Advisor, LLC, an affiliate of Franklin Square Capital Partners

SUB-ADVISER
GSO Capital Partners LP

Representative holdings (percentage of portfolio)[4,10]

RICE DRILLING B LLC[11]	Privately held exploration and production company focused on the Marcellus, Utica and Geneseo Shales	4.6%
PANDA TEMPLE POWER, LLC	Independent natural gas-fired combined cycle power plant in Temple, Texas	4.0%
BRAND ENERGY & INFRASTRUCTURE SERVICES, INC.[11]	Leading provider of specialized industrial services to the North American energy infrastructure market	2.0%
FORTUNE CREEK CO-INVEST I L.P.[12]	Partnership that owns and operates midstream assets in the Horn River basin	1.6%
CHAPARRAL ENERGY INC.	Independent oil and natural gas exploration and production company	1.6%
EQUIPOWER RESOURCES HOLDINGS, LLC[11]	Owner and operator of power plants in New England	0.6%

Risk factors

An investment in the common shares of FSEP ("the Fund") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
- Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

1) Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the current public offering price per share. The current distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of FSEP's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSEP from its portfolio companies.
2) The payment of future distributions on FSEP's common shares is subject to the discretion of FSEP's board of trustees and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.
3) Franklin Square Capital Partners calculates both NAV-based returns and shareholder returns for the Fund. The shareholder returns quoted in this performance sheet are different from the NAV-based returns and may be higher or lower. NAV-based returns are calculated in accordance with GAAP using NAV performance and distributions and represent the total return on the Fund's investment portfolio rather than an actual return to shareholders. The shareholder returns are based on the Fund's public offering price, less dealer manger fees and commissions, and assume the reinvestment of distributions under the Fund's distribution reinvestment plan. NAV-based returns are disclosed in the public filings of the fund. Annual total return is the compounded annual percentage return an investor received for the highlighted period taking into account all cash distributions and share distributions during such period. The calculation assumes that the investor purchased shares at FSEP's net public offering price as of the beginning of such period and reinvested all distributions pursuant to FSEP's distribution reinvestment plan. Valuation as of the end of the applicable period is based on 90% of the public offering price per common share as of June 30, 2013, which reflects the method utilized by FSEP in calculating the repurchase price to be paid to holders of its common shares pursuant to its share repurchase program. Annual total returns are presented on a "net" basis and reflect the management and incentive fees, organization and offering expenses, interest expense on borrowed funds and other related expenses that are borne by FSEP investors, but excluding all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. During the quarter ended June 30, 2013, the ratio of FSEP's operating expenses to its average net assets was 0.90%. For more information regarding FSEP's fees and expenses, investors should carefully review the periodic reports and other filings filed by FSEP with the SEC.
4) Calculated as a percentage of fair value. Fair value is determined by FSEP's board of trustees. Certain percentages may have been rounded.
5) Registered shares include shares registered in the initial public offering and in a follow-on offering that was declared effective by the Securities and Exchange Commission on May 13, 2013.
6) Includes $29.6 million in proceeds contributed by investors affiliated with FS Investment Advisor, LLC and GSO Capital Partners LP (GSO), including certain members of the Fund's board of trustees.
7) The public offering price of FSEP's common shares is subject to a sales load of up to 10% and offering expenses of up to 1.5%.
8) FSEP intends to repurchase a limited number of common shares pursuant to quarterly tender offers. FSEP may amend, suspend or terminate its share repurchase program at any time. See the Fund's prospectus for more information.
9) FSEP defines a non-broadly syndicated investment as any investment that is considered proprietary, an anchor order or an opportunistic or event-driven investment. These investments may offer higher returns than broadly syndicated transactions, which are marketed and sold to many participants. FSEP's sub-adviser, GSO, positions the Fund to access non-broadly syndicated investments due to GSO's scale, expertise and the relationships of its energy investment team.
10) Security may be an obligation of one or more entities affiliated with the named company.
11) Position or portion thereof unsettled as of June 30, 2013.
12) Investment denominated in Canadian dollars. Amortized cost and fair value converted into U.S. dollars as of June 30, 2013. Investment is in limited partnership interest that may be treated as debt for GAAP or tax purposes.

FS² CAPITAL PARTNERS MEMBER FINRA/SIPC
FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC
www.fsenergyandpowerfund.com

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.